EXHIBIT 31 CERTIFICATE

                        CERTIFICATION PURSUANT TO SECTION
                          302 OF THE SARBANES OXLEY ACT

I, Tom Djokovich, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of XsunX, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business registrant as of, and for, the periods presented in this report;

4. The small business registrant's other certifying officers and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

         a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and

         b) Evaluated the effectiveness of the small business registrant's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation(the "Evaluation Date"); and

         c) Presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The small business registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent functions):

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         a) All significant  deficiencies in the design or operation of internal controls which could adversely affect the small business registrant's ability to record, process, summarize and report financial data and have identified for the small business registrant's auditors any material weaknesses in internal controls; and

         b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business registrant's internal controls; and

6. The small business registrant's other certifying officers and I have indicated in this report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: August 17, 2005


/s/ Tom Djokovich
-----------------------
Tom Djokovich,
President, Acting CFO, & Director